UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2014. Meeting Information NUVERRA ENVIRONMENTAL SOLUTIONS, INC. Meeting Type: Annual Meeting For holders as of: March 13, 2014 Date: May 6, 2014 Time: 9:00 AM PT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NES2014 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NES2014 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page). NUVERRA ENVIRONMENTAL SOLUTIONS, INC. 14624 N. SCOTTSDALE ROAD You are receiving this communication because you hold shares in SUITE 300 the company named above. SCOTTSDALE, AZ 85254 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important P49330 information contained in the proxy materials before voting. - See the reverse side of this notice to obtain M71672 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT SHAREHOLDER LETTER How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2014 to facilitate timely delivery. Please Choose One How of the To Following Vote Voting Methods Vote By Internet: Before The Meeting: P49330 Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow - XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: M71673 Go to www.virtualshareholdermeeting.com/NES2014. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. You mail by requesting a paper copy of the materials, will include a proxy card. Vote By Mail: can vote by which

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Edward A. Barkett 02) Robert B. Simonds, Jr. The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of KPMG LLP as our independent registered public accounting form for the fiscal year ending December 31, 2014; 3. To hold an advisory vote to approve executive compensation; 4. To approve an amendment to the 2009 Equity Incentive Plan to (i) increase the shares authorized, (ii) continue compliance with Internal Revenue Code section 162(m) and (iii) make other administrative changes; and NOTE: Such other business as may properly come before the meeting or any adjournment thereof. - P49330 M71674

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